UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2020
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)

(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2020, the Board of Directors (the “Board”) of Harley-Davidson, Inc. (the “Company”) took action to implement “proxy access” by approving amendments to its Restated Articles of Incorporation and By-laws. The amendments to the Restated Articles of Incorporation (the “Articles Amendment”) were approved by shareholders on May 21, 2020 at the Company’s 2020 Annual Meeting of Shareholders (“Annual Meeting”). The Articles Amendment is described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 9, 2020 in the section entitled “Proposal 3: Approval of Amendments to our Restated Articles of Incorporation to Allow us to Implement Proxy Access.” The Articles Amendment was effective upon filing with the Wisconsin Department of Financial Institutions on May 28, 2020.

The amendments to the By-laws (the “By-law Amendments”) became effective upon the Company filing the Articles Amendment with the Wisconsin Department of Financial Institutions.

The By-law Amendments, included primarily in Section 1.09 of the By-laws, outline specific requirements for utilizing proxy access, which include the following:

•Proxy access will be available to a shareholder, or a group of up to 20 shareholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years.

•Eligible shareholders will be permitted to nominate up to 20% of the total number of directors, rounded down to the nearest whole number (but not less than two), provided that the shareholders and nominees satisfy the requirements specified in the By-laws.

•Nominating shareholders will be required to satisfy certain informational and procedural requirements, including (i) that such shareholders do not have an intent or objective to influence or change control of the Company and (ii) that their nominees will not have entered into any agreements as to how they will vote or act on different matters.

•To nominate a nominee for purposes of proxy access, nominating shareholders must provide notice not more than 150 and not less than 120 days before the anniversary of the mailing date of the proxy statement for the prior year annual meeting.

•Loaned shares held by a nominating shareholder count toward the ownership requirements if the shareholder has the power to recall the loaned shares on 5 business days’ notice and is required to recall upon notification that its nominee will be included in the Company’s proxy statement and to hold such shares through the date of the annual meeting.

•Proxy access will not be available if the Company has received notice that the nominating shareholders intend to nominate and file their own proxy materials in support of other director nominees in accordance and compliance with the advance notice provisions of the Company’s Restated Articles of Incorporation.

•Each nominating shareholder will be required to represent that it intends to hold the required shares through the date of the annual meeting. They are not required to hold such shares beyond the annual meeting.

•Nominating shareholders will be able to provide a written statement for inclusion in the Company’s proxy materials, not to exceed 500 words, in support of the shareholders’ nominee’s candidacy; provided, however, that the Company may decline to include any information in such statement it believes, in good faith, would be materially misleading or violate any applicable law or regulation.

•Shareholder director nominees will be required to meet the same qualifications as the Company’s director nominees, including independence requirements under the listing standards of the New York Stock Exchange, any applicable rules of the SEC and any publicly disclosed standards used by the Board in determining independence.

The By-law Amendments also made certain related clarifying and conforming changes. The foregoing summary is qualified in its entirety by reference to the full text of the By-laws as amended by the By-law Amendments, which are attached hereto as Exhibit 3.1 (unmarked version) and Exhibit 3.2 (marked version) and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company's shareholders voted on five proposals as set forth below, each of which is described in detail in the proxy statement for the Annual Meeting (the “2020 Proxy Statement”). The number of votes cast for, against or withholding authority, and the number of abstentions and any broker non-votes, with respect to each matter voted upon are set forth below.

1. The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director Nominee	Shares Voted in Favor	Shares Withholding Authority	Broker Non-Votes
Troy Alstead	115,544,109	934,722	15,763,673
R. John Anderson	115,730,052	748,779	15,763,673
Michael J. Cave	107,298,273	9,180,558	15,763,673
Allan Golston	115,778,721	700,110	15,763,673
Sara L. Levinson	111,566,094	4,912,736	15,763,673
N. Thomas Linebarger	113,264,515	3,214,316	15,763,673
Brian R. Niccol	113,084,063	3,394,767	15,763,673
Maryrose T. Sylvester	113,012,621	3,466,209	15,763,673
Jochen Zeitz	112,732,911	3,745,919	15,763,673

2. The approval, on an advisory basis, of the compensation awarded to the Company's named executive officers, as described in the 2020 Proxy Statement. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
80,472,454	31,454,680	4,551,696	15,763,673

3. The approval of an amendment to our Restated Articles of Incorporation to allow us to implement proxy access, as described in the 2020 Proxy Statement. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
111,977,160	4,182,718	318,952	15,763,673

4. The approval of the Harley-Davidson, Inc. 2020 Incentive Stock Plan as described in the 2020 Proxy Statement. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
113,263,151	2,915,741	299,939	15,763,673

5. The ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions
124,169,827	7,848,431	224,246

Item 9.01(d) Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit 3.1	Harley-Davidson, Inc. By-laws, as amended through May 28, 2020 (unmarked)
Exhibit 3.2	Harley-Davidson, Inc. By-laws, as amended through May 28, 2020 (marked)
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: May 28, 2020	/s/ Paul J. Krause
Paul J. Krause
Secretary